UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 3, 2007

Date of Report (Date of earliest event reported)

Chemokine Therapeutics Corp.

(Exact name of Company as specified in its charter)

Delaware	000-51080	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405

Vancouver, British Columbia, V6T 1Z3

(Address of Principal Executive Offices and Zip Code)

                 (604) 822-0301

(Company’s telephone number, including area code)

                              N/A

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 3, 2007, Chemokine Therapeutics Corp. (the “Company”) filed with the Office of the Secretary of State of the State of Delaware (“Secretary of State”) a certificate of correction to its certificate of incorporation that was filed with the Secretary of State on April 24, 2000 and a certificate of correction to its amended and restated certificate of incorporation that was filed with the Secretary of State on October 27, 2000 (collectively, the “Certificates of Correction”).  The Certificates of Correction were filed to clarify a provision in the Company’s certificate of incorporation.  Copies of the Certificates of Correction are attached to this Current Report on Form 8-K as exhibits 3.5 and 3.6.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

3.5

Certificate of Correction to Amended and Restated Certificate of Incorporation

3.6

Certificate of Correction to Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOKINE THERAPEUTICS CORP.

By:  /s/ Bashir Jaffer

Bashir Jaffer

Chief Financial Officer

Dated: July 5, 2007

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Exhibit 3.5

CERTIFICATE OF CORRECTION

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

CHEMOKINE THERAPEUTICS CORP.

CHEMOKINE THERAPEUTICS CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company") does hereby certify pursuant to Section 103(f) thereof that:

FIRST:  The Company filed an Amended and Restated Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware (the "Secretary of State") on October 27, 2000.

SECOND:  The Amended and Restated Certificate of Incorporation set forth an inaccurate record of the corporate action referred to therein.

THIRD:  The Amended and Restated Certificate of Incorporation inaccurately reflected the text of Article VIII thereof in that the relevant portion of Article VIII inaccurately states as follows:

No action shall be taken by the stockholders of the Corporation other than at an annual or special meeting of the stockholders, upon due notice and in accordance with the provisions of the Corporation's bylaws.

FOURTH:  The correct text of Article VIII of the Amended and Restated Certificate of Incorporation intended to be effected by this Certificate of Correction is as follows:

No action shall be taken by the stockholders of the Corporation other than at an annual or special meeting of the stockholders, upon due notice and in accordance with the provisions of the Corporation's bylaws, or by written consent in lieu of meeting in accordance with the provisions of the Delaware General Corporation Law.

IN WITNESS WHEREOF, said Chemokine Therapeutics Corp. has caused this Certificate of Correction to be signed by its duly authorized officer this 29th day of June, 2007.

CHEMOKINE THERAPEUTICS CORP.

By:

/s/ Hassan Salari

Hassan Salari

President

Exhibit 3.6

CERTIFICATE OF CORRECTION

OF THE

CERTIFICATE OF INCORPORATION

OF

CHEMOKINE THERAPEUTICS CORP.

CHEMOKINE THERAPEUTICS CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company") does hereby certify pursuant to Section 103(f) thereof that:

FIRST:  The Company filed a Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware (the "Secretary of State") on April 24, 2000.

SECOND:  The Certificate of Incorporation set forth an inaccurate record of the corporate action referred to therein.

THIRD:  The Certificate of Incorporation inaccurately reflected the text of Article VIII thereof in that the relevant portion of Article VIII inaccurately states as follows:

No action shall be taken by the stockholders of the Corporation other than at an annual or special meeting of the stockholders, upon due notice and in accordance with the provisions of the Corporation's bylaws.

FOURTH:  The correct text of Article VIII of the Certificate of Incorporation intended to be effected by this Certificate of Correction is as follows:

No action shall be taken by the stockholders of the Corporation other than at an annual or special meeting of the stockholders, upon due notice and in accordance with the provisions of the Corporation's bylaws, or by written consent in lieu of meeting in accordance with the provisions of the Delaware General Corporation Law.

IN WITNESS WHEREOF, said Chemokine Therapeutics Corp. has caused this Certificate of Correction to be signed by its duly authorized officer this 29th day of June, 2007.

CHEMOKINE THERAPEUTICS CORP.

By:

/s/ Hassan Salari

Hassan Salari

President